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                        UNITED BANCORP, INC. FORM 10-K

                                                                     EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-3 for United Bancorp, Inc., Dividend Reinvestment Plan of our report dated January 17, 1997 on the 1996 consolidated financial statements of United Bancorp, Inc., which report is incorporated by reference in this Form 10-K.





                                             Crowe, Chizek and Company LLP


Columbus, Ohio
March 26, 1997


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